AFL-CIO HOUSING INVESTMENT TRUST

(the “Trust”)

Supplement dated October 3, 2018

to the Prospectus (“Prospectus”)

and Statement of Additional Information (“SAI”),

each dated April 30, 2018

Michael Cook was appointed as Co-Chief Portfolio Manager, effective close of business on October 3, 2018. Mr. Chang Suh, Chief Executive Officer of the Trust, will continue to serve as a Co-Chief Portfolio Manager.

The SAI and Prospectus are hereby supplemented as follows to reflect that Mr. Cook has been appointed as Co-Chief Portfolio Manager of the Trust:

1)

The information appearing in the second paragraph under the section of the Prospectus entitled Portfolio Management is deleted and replaced with the following:

Chang Suh, Chief Executive Officer and Co-Chief Portfolio Manager of the HIT, and Michael Cook, Co-Chief Portfolio Manager of the HIT, are primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Suh was named the Chief Portfolio Manager in 2003 and assumed the position of Chief Executive Officer September 28, 2018. Mr. Cook has worked in the HIT’s Portfolio Management Group in various capacities since 2003. Prior to his appointment as Co-Chief Portfolio Manager, Mr. Cook served as Senior Portfolio Manager.

2)

The information appearing in the second and third paragraphs under the section of the Prospectus entitled Management and Structure—Management is deleted and replaced with the following:

Chang Suh, Chief Executive Officer and Co-Chief Portfolio Manager, and Michael Cook, Co-Chief Portfolio Manager, are primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Suh was named Chief Portfolio Manager at the HIT in March 2003 and was appointed as the HIT’s Chief Executive Officer on September 28, 2018. Prior to his appointment as Chief Executive Officer, Mr. Suh had served as an Executive Vice President since November 2004. Prior to March 2003, Mr. Suh served the HIT as Assistant Portfolio Manager from 2001 through 2003, and as Senior Portfolio Analyst from 1998 through 2001.

Mr. Cook has worked in the HIT’s Portfolio Management Group since 2003. Prior to his appointment as Co-Chief Portfolio Manager, he served as a Senior Portfolio Manager.

The SAI provides information about the structure of Messrs. Suh’s and Cook’s compensation and their potential ownership of an interest in the HIT through the HIT’s 401(k) Plan. Messrs. Suh and Cook do not manage other accounts.

3)

The following information appearing in the table under the section of the SAI entitled Management of the HIT—Executive Officers is deleted:

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Stephen F. Coyle Age 72	Chief Executive Officer	Service Commenced February 1992	Chief Executive Officer since 1992, AFL-CIO Housing Investment Trust.

4)

The information relating to Chang Suh in the table under the section of the SAI entitled Management of the HIT—Executive Officers is deleted and replaced with the following:

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Chang Suh Age 47	Chief Executive Officer and Co-Chief Portfolio Manager since September 2018	Service Commenced April 1998	Chief Portfolio Manager (2003-2018); Assistant Portfolio Manager (2001-2003); Senior Portfolio Analyst (2001-2003); Executive Vice President, AFL-CIO Housing Investment Trust (2004-2018).

5)

The information relating to Chang Suh and Stephen Coyle in the table under the section of the SAI entitled Management of the HIT—Executive Officers—2017 Compensation Table is deleted and replaced with the following:

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Stephen Coyle[2] Chief Executive Officer*	$523,057	$239,677	Cannot be determined	Not applicable
Chang Suh[3] Chief Portfolio Manager*	509,555	70,800	$147,842	Not applicable

1

The estimated annual benefits payable upon retirement at normal retirement age to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “RETIREMENT PLANS” below.

2

Aggregate HIT Compensation includes $24,000 of deferred compensation in 2017 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of HIT Expenses includes $6,000 of matching funds paid by the HIT into the 401(k) Plan and $233,677 of deferred compensation in lieu of participation in the Retirement Plan. The total amount accrued by Mr. Coyle through December 31, 2017 in lieu of participation in the Retirement Plan, including interest, is $3,070,320 and the total amount accrued under the 401(k) Plan through December 31, 2017, including interest and HIT matching, is $823,952. Additionally, Mr. Coyle received payouts of a portion of compensation deferred in previous years in the amount of $163,394 during fiscal year 2017.

3

Aggregate HIT compensation includes $18,000 of deferred compensation in 2017 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,000 of matching funds paid by the HIT into the 401(k) Plan and $64,800 contributed to the Retirement Plan in 2017 on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2017 under the 401(k) Plan, including interest and HIT matching, is $920,427.

*

Mr. Coyle retired as Chief Executive Officer as of September 28, 2018 and was succeeded by Mr. Suh on that same date. Mr. Suh also serves as a Co-Chief Portfolio Manager.

6)

The first sentence of the last paragraph under the section of the SAI entitled Management of the HIT—Executive Officers—2017 Compensation Table is deleted and replaced with the following:

The HIT participates in the AFL-CIO Staff Retirement Plan (the “Staff Retirement Plan”) with regard to all of its employees. However, the former Chief Executive Officer, Stephen Coyle, was ineligible by the terms of the Staff Retirement Plan.

7)

The last paragraph under the section of the SAI entitled Management of the HIT—Retirement Plans is deleted and replaced with the following:

Mr. Coyle, the Chief Executive Officer of the HIT from February 1992 to September 28, 2018, separately participated in a non-qualified retirement plan, commonly referred to as a “top hat plan,” maintained by HIT. Under this plan, Mr. Coyle received a company credit under the plan equal to one-third of his salary with an option to defer additional amounts consistent with tax laws. All amounts under the plan are vested. Amounts deferred under the plan are being distributed in accordance with elections made by Mr. Coyle. The HIT carries the accrued liability for the benefit under the plan in its financial statements and pays benefits as prescribed by the plan.

8)

The information appearing under the section of the SAI entitled Portfolio Manager is deleted and replaced with the following:

The HIT’s portfolio is internally managed and has no contract with an investment adviser. The Board of Trustees has determined that that the HIT’s internalized management structure is in the best interest of the HIT and Participants. The members of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT’s portfolio are Chang Suh and Michael Cook. Messrs. Suh and Cook do not manage any other accounts and have no ownership interest in the HIT.

As of the filing of this SAI, the HIT’s portfolio managers’ compensation primarily consists of base salary. The portfolio managers’ base salary is determined by their experience and performance in the role. In addition, the portfolio managers are eligible to participate in the HIT’s Retirement and 401(k) Plans (see “THE RETIREMENT PLAN” and “THE 401(K) PLAN” above), as well as the standard health and welfare benefits available to all HIT employees. In addition, all employees, including the portfolio managers, may on occasions receive small merit bonuses based on management’s subjective assessment of individual contributions or the success of the organization. Such merit bonuses are not calculated based on the performance returns of the portfolio. All other components of the portfolio managers’ compensation, such as retirement compensation and standard benefits, are either fixed amounts or amounts based on fixed calculations with fixed inputs.

Shareholders should retain this Supplement for future reference